UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Hess Corporation

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HESS

John Krenicki Jr.

Dr. Kevin Meyers

Fredric Reynolds

William Schrader

Dr. Mark Williams

Hess's Slate of Five New, Non-Conflicted, Experienced Nominees = Right Choice for Shareholders 1

John Krenicki, Jr.
The Right Choice for Shareholders

Helped double revenue at GE Energy to over $50 billion – representing 2/3 of GE’s financial revenues
Oversaw GE’s Oil & Gas, Power & Water, and Energy management businesses, which employ more than 100,000 people in over 165 countries
Led streamlining and turnarounds at GE Infrastructure and Energy sectors and the GE
Transportation Systems division; was member of GE’s Corporate Executive Council
Mr. Krenicki is one of America’s top corporate executives with a strong track record of success, experience, and leadership in operations, oil and gas, and energy
Senior partner at private equity firm Clayton, Dubilier & Rice
Director Experience: Chairman (and interim CEO) of ServiceMaster Global Holdings; Wilsonart
International
Former Director: GE Capital
Source: Bloomberg, CapIQ, The Corporate Library
John Krenicki’s experience leading large-scale
initiatives and operations across a global energy
portfolio will add important perspective to the Hess
Board as the Company completes its transformation
to a pure play E&P company

Dr. Kevin Meyers
The Right Choice for Shareholders

Helped divest $6 billion of low-growth, low-margin assets at ConocoPhillips to focus capital into emerging shale plays
Oversaw 6,000 employees and a $6 billion annual capital program, and was responsible for reorganizing and driving business value in the Americas E&P portfolio
Spearheaded the Company’s development of the Eagle Ford, moving it from exploration to a twelve-
rig development program in less than a year, and increased investment in both the Permian Basin and the Bakken
ConocoPhillips’ stock price increased approximately 60% during his tenure
Director Experience:  Bill Barrett Corporation, Denbury Resources, Hornbeck Offshore Resources,
and Precision Drilling Corporation
Former Director: LUKOIL
Source: Bloomberg, CapIQ, The Corporate Library
Based on his experience, Dr. Meyers will bring to the
Hess Board decades of managing cost-efficient E&P
operations in geographies directly relevant to Hess’
focused E&P portfolio

Fredric Reynolds
The Right Choice for Shareholders

Led several significant reorganizations, asset divestitures and spinoffs, including the sale of all of the legacy industrials business of Westinghouse, the spinoff of MTV Networks, and the firm-wide reorganization of CBS
While CFO of CBS, shareholders experienced substantial share appreciation and return of capital
Other C-level experience includes CFO positions at Viacom, PepsiCo Foods International and Frito-
Lay and the CEO position at a key Viacom subsidiary
Director Experience: AOL (Lead Director), Metro-Goldwyn-Mayer Studios, Mondelez International
(formally Kraft Foods)
Former Director: Blockbuster, Sportsline.com, and The Reader’s Digest Association
Source: Bloomberg, CapIQ, The Corporate Library
Fredric Reynolds will bring to the Hess Board his
substantial experience as a CFO with a successful
track record of financial oversight, leading a
successful transformation, returning capital, and
delivering long-term returns

William Schrader
The Right Choice for Shareholders

Led BP’s assets in Azerbaijan, Indonesia, and TNK-BP
TNK-BP comprised 29% of BP’s total production
During his tenure as President of BP Azerbaijan, production increased from 240,000 bpd to over
950,000 bpd, while operating costs were reduced from $7/bbl to $4/bbl
Oversaw and drove focused international growth strategies and efficiencies during his 30 years at
BP
Deep experience in joint venture and other production and cost-sharing structures
Director Experience: Ophir Energy
Source: Bloomberg, CapIQ, The Corporate Library
William Schrader is an outstanding E&P executive
responsible for transforming BP’s best and most
valued E&P assets and will bring to the Board his
experience as a disciplined E&P operator with
expertise in production sharing structures,
government relations, and delivering returns

Dr. Mark Williams
The Right Choice for Shareholders

Worked for over 30 years at Shell, including for more than 17 years in Shell’s E&P and upstream business, serving most recently as a member of the Executive Committee of Royal Dutch Shell
Transformed the U.S. downstream business by leading the creation of the Shell / Texaco / Saudi
Aramco alliance in the late 1990s
One of three top operating executives responsible for all strategic, capital, and operational matters at Royal Dutch Shell
Oversaw $400 billion in revenues and approximately 55,000 people, generating $5.3 billion in profit annually, and redirected a $6 billion annual investment into the higher-growth markets of China and
Brazil, while strengthening Shell’s position in key hubs in the U.S. Gulf Coast and Singapore
Source: Bloomberg, CapIQ, The Corporate Library
Mark Williams’ experience at the highest management
levels of one of the world’s largest oil and gas
companies and service in its top executive group
charged with setting strategy and direction will
provide invaluable insights to Hess' Board

Other Information
Important Additional Information
Hess Corporation, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Hess shareholders in connection with the matters to be considered at Hess’ 2013 Annual Meeting. Hess has filed a definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission in connection with the 2013 Annual Meeting. HESS
SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING WHITE
PROXY CARD AS THEY CONTAIN IMPORTANT
INFORMATION.
Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed with the SEC. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Hess with the
SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Hess’ website at www.hess.com, by writing to Hess Corporation at 1185 Avenue of the Americas, New York, NY 10036, by calling Hess’ proxy solicitor, MacKenzie Partners, toll-
free at (800) 322-2885 or by email at hess@mackenziepartners.com.